UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

(704) 557-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 15, 2017, Coca-Cola Bottling Co. Consolidated (the “Company”) amended Article III, Section 2 of the Company’s Bylaws (as amended, the “Bylaws”), effective concurrent with the effectiveness of a corresponding amendment to the Company’s Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”) approved by the Company’s stockholders on May 9, 2017, as described below in Item 5.07, to reduce the required minimum number of directors on the Company’s Board of Directors (the “Board”) from nine (9) directors to three (3) directors and to eliminate the maximum number of directors on the Board. The Board approved this amendment on May 9, 2017, following stockholder approval of the proposal to amend the Restated Certificate of Incorporation.

The full text of Article III, Section 2 of the Bylaws, as amended, is as follows:

SECTION 2. Number, Term and Qualification. The number of directors of the Corporation shall be determined from time to time by the stockholders or the Board of Directors and shall be not less than three. The term of each director shall be the period from the effective date of such director’s election to the next annual meeting of stockholders and such director’s successor is elected and qualified or until such director’s earlier resignation or removal. Directors need not be residents of the State of Delaware or stockholders of the Corporation.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Company held its 2017 annual meeting of stockholders (the “Annual Meeting”) on May 9, 2017.

(b) At the Annual Meeting, the Company’s stockholders (i) elected all twelve of the Company’s nominees for director to hold office until the next annual meeting of stockholders and the election of their successors or until such director’s earlier resignation or removal; (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2017; (iii) approved the amendment to the Restated Certificate of Incorporation to reduce the required minimum number of directors on the Board from nine (9) directors to three (3) directors and to eliminate the maximum number of directors on the Board; (iv) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2016; (v) voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every three years; (vi) approved the Coca-Cola Bottling Co. Consolidated Amended and Restated Annual Bonus Plan; and (vii) approved the Coca-Cola Bottling Co. Consolidated Amended and Restated Long-Term Performance Plan. Each of these proposals is further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2017.

The final voting results for each of the proposals submitted to the Company’s stockholders at the Annual Meeting are as follows:

1. Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Frank Harrison, III	48,151,975	1,454,606	991,791
Sharon A. Decker	49,386,883	219,698	991,791
Morgan H. Everett	48,854,281	752,300	991,791
Henry W. Flint	48,220,026	1,386,555	991,791
James R. Helvey, III	49,566,163	40,418	991,791
William H. Jones	49,574,019	32,562	991,791
Umesh M. Kasbekar	48,676,158	930,423	991,791
Jennifer K. Mann	48,661,850	944,731	991,791
James H. Morgan	49,427,777	178,804	991,791
John W. Murrey, III	49,394,190	212,391	991,791
Sue Anne H. Wells	48,660,708	945,873	991,791
Dennis A. Wicker	49,242,009	364,572	991,791

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2017:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,380,688	195,817	21,867	0

3. Approval of the amendment to the Restated Certificate of Incorporation to reduce the required minimum number of directors and eliminate the maximum number of directors on the Board:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,387,190	209,831	9,560	991,791

4. Advisory vote to approve the Company’s named executive officer compensation in fiscal 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,700,219	885,767	20,595	991,791

5. Advisory vote on the frequency of future advisory votes to approve the Company’s named executive officer compensation:

Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
2,323,386	12,837	47,247,805	22,553	991,791

6. Approval of the Coca-Cola Bottling Co. Consolidated Amended and Restated Annual Bonus Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,532,120	54,853	19,608	991,791

7. Approval of the Coca-Cola Bottling Co. Consolidated Amended and Restated Long-Term Performance Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,379,673	208,590	18,318	991,791

(d) In accordance with the recommendation of the Board, the Company’s stockholders voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every three years. Based on the voting results, the Company will include an advisory stockholder vote to approve the Company’s named executive officer compensation in its proxy materials every three years until the next required advisory vote on the frequency of stockholder votes to approve the Company’s named executive officer compensation, which will occur no later than the Company’s annual meeting of stockholders in 2023.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Incorporated By Reference To
3.1	Bylaws of Coca-Cola Bottling Co. Consolidated, as amended and restated.	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED

Date: May 15, 2017	By:	/s/ Clifford M. Deal, III
Clifford M. Deal, III
Senior Vice President & Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported: May 9, 2017	Commission File No: 0-9286

COCA-COLA BOTTLING CO. CONSOLIDATED

EXHIBIT INDEX

Exhibit No.	Description	Incorporated By Reference To
3.1	Bylaws of Coca-Cola Bottling Co. Consolidated, as amended and restated.	Filed herewith.